UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 7.375% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B)	WSBCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Wesbanco, Inc. (the “Company”) held its Annual Meeting of its Shareholders on April 15, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Wesbanco, Inc. 2026 Equity Incentive Plan (the “Plan”).

A summary of the Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2026 (the “Proxy Statement”). The summary of the Plan contained in the Proxy Statement is incorporated herein by reference. The summary of the Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

Item 1 - Election of Directors

The following nominees were elected to the Company's Board of Directors for a term of three years expiring at the Company’s Annual Meeting of its Shareholders to be held in 2029:

	For	Withheld	Non Votes
Louis M. Altman	69,877,848	1,707,033	11,506,105
John L. Bookmyer	69,835,709	1,749,209	11,506,105
Todd F. Clossin	69,576,959	2,007,923	11,506,105
Denise Knouse-Snyder	67,583,955	4,000,926	11,506,105
F. Eric Nelson, Jr.	65,375,591	6,209,372	11,506,105

The following nominee was elected to the Company's Board of Directors for a term of one year expiring at the Company’s Annual Meeting of its Shareholders to be held in 2027:

	For	Withheld	Non Votes
Joseph R. Robinson	69,920,018	1,664,945	11,506,105

Item 2 - Approval of an Advisory (Non-Binding) Vote on Compensation Paid to the Company's Named Executive Officers in 2025

The Company’s shareholders approved an advisory (non-binding) proposal on the compensation paid to the Company's named executive officers in 2025. The results of the vote were as follows:

For	Against	Abstain	Non Votes
45,662,797	25,001,728	920,438	11,506,105

Item 3 - Approval of an Advisory (Non-Binding) Vote Ratifying the Appointment of Independent Registered Public Accounting Firm

The Company's shareholders approved an advisory (non-binding) proposal ratifying the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Non Votes
81,673,016	1,086,711	331,341	-

Item 4 - Approval of the Wesbanco, Inc. 2026 Equity Incentive Plan

The Company's shareholders approved a proposal approving the Plan. The results of the vote were as follows:

For	Against	Abstain	Non Votes
67,950,030	2,756,961	877,942	11,506,105

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

10.1 Wesbanco, Inc. 2026 Stock Incentive Plan.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	April 16, 2026	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Senior Executive Vice President and Chief Financial Officer